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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) MAY 30, 2002

                                   Alteon Inc.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      001-16043                   13-3304550
 (State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)           File Number)             Identification No.)


170 Williams Drive, Ramsey, New Jersey                         07446
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (201) 934-5000


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)
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Item 4.  Changes in Registrant's Certifying Accountant.

         On May 30,2002, Alteon Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as the Company's principal independent accountants and engaged KPMG LLP ("KPMG") to serve as the Company's principal independent accountants for the fiscal year ending December 31, 2002.

         The Board of Directors reviewed whether or not the Company should continue the retention of Andersen in light of recent events involving Andersen, and following its review, authorized the engagement of KPMG in lieu of Andersen.

         Andersen's reports on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the period from the end of the most recent fiscal year to the date of dismissal of Andersen, (i) there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement(s) in connection with its report and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission. Attached, as Exhibit 16, is a copy of Andersen's letter to the Securities and Exchange Commission stating its agreement with the statements concerning Andersen.

         During the Company's two most recent fiscal years and the period from the end of the most recent fiscal year to the date of engagement of KPMG, neither the Company nor anyone acting on its behalf consulted with KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or events set forth in Item 304(b)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 30, 2002.
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                                   ***********

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Alteon Inc.



                                    By:    /s/ Kenneth I. Moch
                                        ----------------------------------------
                                        Kenneth I. Moch
                                        Chairman of the Board,
                                        President and Chief Executive Officer


Dated:  May 30, 2002